PUTNAM CLOSED-END PROXY

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MUNICIPAL OPPORTUNITIES TRUST

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We Need Your Vote

Please vote today on matters affecting your investment in the Putnam closed-end funds.

Your prompt response to this proxy statement is important.

Voting now can help save costs.

Voting Options

See enclosed voting card for instructions.

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A world of investing.™

Putnam INVESTMENTS

A message from Putnam
Investments and the Trustees
of the Putnam funds

Putnam Managed Municipal Income Trust
Putnam Municipal Opportunities Trust

A few minutes of your time now can help save time
and expenses later.

Dear Fellow Shareholder:

We are asking for your vote on important matters affecting your investment in one or more of the Putnam closed-end funds. The Putnam closed-end funds will hold their annual shareholder meetings on April 28, 2017 in Boston, Massachusetts. We are asking you — and all shareholders — to consider and vote on the important matters described below.

You may vote conveniently by:

• Visiting the website listed on the proxy card.

• Calling by telephone, using the toll-free number listed on the proxy card.

• Mailing the enclosed proxy card — be sure to sign, date, and return the card in the enclosed postage-paid envelope.

Of course, you are also welcome to attend the annual shareholder meeting on April 28, 2017 and vote your shares in person with respect to the following matters:

2	Proxy Statement

1. Fixing the number of Trustees at 12 and electing Trustees.

Shareholders of each fund are being asked to fix the number of Trustees at 12 and to elect Trustees at the upcoming annual meeting. Although Trustees do not manage fund portfolios, they play an important role in protecting shareholders. Trustees are responsible for approving the fees paid to your fund’s investment adviser and its affiliates, reviewing overall fund expenses, selecting the fund’s auditors, monitoring conflicts of interest, overseeing the fund’s compliance with federal securities laws, and voting proxies for the fund’s portfolio securities. All but one of your fund’s Trustees currently are independent of the fund and Putnam Investment Management, LLC (“Putnam Management”).

Detailed information regarding these proposals may be found in the enclosed proxy statement.

Please vote today.

We encourage you to sign and return your proxy card today or, alternatively, to vote online or by telephone using the voting control number that appears on your proxy card. Delaying your vote will increase fund expenses if further mailings are required. Your shares will be voted on your behalf exactly as you have instructed. If you sign the proxy card without specifying your vote, your shares will be voted in accordance with the Trustees’ recommendations.

Your vote is extremely important. If you have questions, please call toll-free 1-877-536-1562 or contact your financial advisor.

Proxy Statement	3

4	Proxy Statement

Table of Contents

Notice of Annual Meeting of Shareholders	6

Trustees’ Recommendations	7

The Proposals	8
1a. FIXING THE NUMBER OF TRUSTEES AT 12	8
1b. ELECTING TRUSTEES	8
Further Information About Voting and the Annual Meeting	27

Fund Information	32

PROXY CARD(S) ENCLOSED

If you have any questions, please call toll-free 1-877-536-1562 or call your financial advisor.

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to be Held on April 28, 2017.

The proxy statement is available at www.proxyonline.com/docs/putnamfunds2017.pdf.

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Notice of Annual Meeting of Shareholders

To the Shareholders of:
PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MUNICIPAL OPPORTUNITIES TRUST

This is the formal agenda for your fund’s annual shareholder meeting. It tells you what proposals will be voted on and the time and place of the annual meeting, in case you wish to attend in person.

The annual meeting of shareholders of your fund will be held on April 28, 2017 at 12:30 p.m., Boston time, at the principal offices of the funds, One Post Office Square, Boston, Massachusetts 02109, to consider the following proposals:

Proposal	Proposal Description

1a.	Fixing the number of trustees at 12.

1b.	Electing Trustees.

By Michael J. Higgins, Clerk, and by the Trustees

Jameson A. Baxter, Chair

Liaquat Ahamed	Paul L. Joskow
Ravi Akhoury	Kenneth R. Leibler
Barbara M. Baumann	Robert E. Patterson
Robert J. Darretta	George Putnam, III
Katinka Domotorffy	Robert L. Reynolds
Catharine Hill	Manoj P. Singh
John A. Hill	W. Thomas Stephens

In order for you to be represented at your fund’s annual shareholder meeting, we urge you to record your voting instructions over the Internet or by telephone or to mark, sign, date, and mail the enclosed proxy card(s) in the postage-paid envelope provided.

March 24, 2017

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Proxy Statement

This document gives you the information you need to vote on the proposals. Much of the information is required under rules of the Securities and Exchange Commission (the “SEC”); some of it is technical. If there is anything you don’t understand, please call toll-free 1-877-536-1562 or call your financial advisor.

Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust for use at each fund’s annual meeting of shareholders to be held on April 28, 2017 and, if your fund’s meeting is adjourned, at any later sessions, for the purposes stated in the Notice of Annual Meeting of Shareholders (see previous pages). The Notice of Annual Meeting of Shareholders, the proxy card and this proxy statement are being mailed beginning on or about March 24, 2017.

How do your fund’s Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1a. FOR fixing the number of Trustees at 12;

1b. FOR electing your fund’s nominees for Trustees.

Are there other matters that will be considered at the meeting?

Full Value Partners, L.P., a shareholder of each fund and a member of the “Bulldog Investors Group of Funds” (“Bulldog”), has provided notice that it intends to nominate two persons for election (by the preferred shareholders voting as a class) to each fund’s Board of Trustees (the “Board”) and to propose that shareholders request that the Board afford the preferred shareholders of each fund a means to obtain liquidity for their shares. Bulldog might send you soliciting materials in an effort to persuade you to vote for their nominees to your fund’s Board of Trustees or in favor of their proposals. Your fund’s Trustees urge you to NOT RETURN any proxy card sent to you by Bulldog.

Who is eligible to vote?

Shareholders of record of each fund at the close of business on February 10, 2017 (the “Record Date”) are entitled to be present and to vote at the annual meeting or, if it is adjourned, at any later sessions.

Each common shareholder and each preferred shareholder (if applicable) will be entitled to one vote for each share held, with fractional shares voting proportionately. The holders of preferred shares and holders of common shares for each fund will together vote as a single class, unless otherwise noted. Shares represented by your duly executed proxy card will be voted in accordance with your instructions. If you sign and return the proxy card but don’t fill in a vote, your shares will be voted in accordance with the Trustees’ recommendations. If any other business properly comes before your fund’s annual meeting, including those matters mentioned above that a shareholder may seek to bring before

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the meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

Shareholders of each fund vote separately with respect to each proposal. No proposal is contingent on the outcome of any other proposal.

The Proposals

1a. FIXING THE NUMBER OF TRUSTEES AT 12

Each fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) states that shareholders shall fix the number of Trustees on the Board at each annual meeting. The Board, based on the recommendation of the Board Policy and Nominating Committee, recommends that shareholders fix the number of Trustees on your fund’s Board at 12. The Board also recommends that shareholders vote to elect its 12 Trustee nominees, as described below in Proposal 1b.

For each fund, if a quorum is present at the annual meeting, a plurality vote, meaning the greatest number of affirmative votes cast by shareholders, will fix the number of Trustees. The holders of each fund’s common and preferred shares vote together as a single class.

The Trustees of your fund unanimously recommend that shareholders vote “FOR” fixing the number of Trustees at 12.

1b. ELECTION OF TRUSTEES

Who are the nominees for Trustees?

The Board Policy and Nominating Committee of the Board is responsible for recommending nominees for Trustees of your fund. The Board Policy and Nominating Committee consists solely of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of your fund or of Putnam Management. Those Trustees who are not “interested persons” of your fund or of Putnam Management are referred to as “Independent Trustees” throughout this proxy statement.

Each fund’s Declaration of Trust requires that shareholders elect the fund’s Trustees by a plurality vote at the fund’s annual meeting. The Board, based on the recommendation of the Board Policy and Nominating Committee, recommends that you vote for the election of the nominees described in the following pages. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

The Amended and Restated Bylaws of each fund and the 1940 Act entitle holders of the preferred shares of your fund, voting as a separate class to elect two nominees for Trustees. Messrs. Patterson and Putnam have been nominated to be elected as Trustees by the holders of the preferred shares, voting as a separate class, while the other 10 nominees have been nominated to be elected by the holders of the preferred shares and common shares voting together as a single class.

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Biographical Information For The Funds’ Nominees.

The Board’s nominees for Trustees and their backgrounds are shown in the following pages. This information includes each nominee’s name, year of birth, principal occupation(s) during the past five years, and other information about the nominee’s professional background, including other directorships the nominee holds. Each Trustee oversees all of the Putnam funds and serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is removed. The address of all of the Trustees is One Post Office Square, Boston, Massachusetts 02109. As of December 31, 2016, there were 114 Putnam funds.

Independent Trustees

Liaquat Ahamed (Born 1952)
Trustee since 2012

Mr. Ahamed is the Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World. His articles on economics have appeared in the New York Times, Foreign Affairs, and the Financial Times.

Mr. Ahamed serves as a director of Aspen Insurance Co., a New York Stock Exchange company, and is the Chair of the Aspen Board’s Investment Committee. He is a Trustee of the Brookings Institution (a nonprofit public policy organization). He is also a director of the Rohatyn Group, an emerging-market fund complex that manages money for institutions. Mr. Ahamed was previously the Chief Executive Officer of Fischer Francis Trees & Watts, Inc., a fixed income investment management subsidiary of BNP Paribas. He was formerly the head of the investment division at the World Bank.

Mr. Ahamed holds a B.A. in economics from Trinity College, Cambridge University and an M.A. in economics from Harvard University.

Ravi Akhoury (Born 1947)
Trustee since 2009

Mr. Akhoury serves as a Trustee of the Rubin Museum, serving on the Investment Committee, and of the American India Foundation. Mr. Akhoury is also a Director of RAGE Frameworks, Inc. and English Helper, Inc. (each a private software company).

Previously, Mr. Akhoury served as a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and a member of its Compensation Committee. He was also a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee member of Fischer Francis Trees & Watts, a fixed income investment management subsidiary of BNP Paribas. He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation Committees, and as a Director and member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

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Mr. Akhoury graduated from the Indian Institute of Technology with a B.S. in Engineering and obtained an M.S. in Quantitative Methods from SUNY at Stony Brook.

Barbara M. Baumann (Born 1955)
Trustee since 2010

Ms. Baumann is President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Ms. Baumann currently serves as a Director of Buckeye Partners, L.P. (a publicly traded master limited partnership focused on pipeline transport, storage and distribution of petroleum products) and Devon Energy Corporation (a leading independent natural gas and oil exploration and production company). Ms. Baumann is the Chair of the Board of Trustees of Mount Holyoke College, serves on the Board of The Denver Foundation, is a former Chair of the Board and a current Board member of Girls Inc. of Metro Denver (a nonprofit organization benefitting young women), and serves on the Finance Committee of the Children’s Hospital of Colorado.

Until September 2014, Ms. Baumann was a director of UNS Energy Corporation (a publicly held electric and gas utility in Arizona). Until May 2014, Ms. Baumann was a Director of SM Energy Corporation (a publicly held U.S. exploration and production company). Until May 2012, Ms. Baumann was a Director of CVR Energy, Inc. (a publicly held petroleum refiner and fertilizer manufacturer). Prior to 2003, Ms. Baumann was Executive Vice President of Associated Energy Managers, LLC (a domestic private equity firm). From 1981 until 2000, she held a variety of financial and operational management positions with the global energy company Amoco Corporation and its successor, BP.

Ms. Baumann holds an M.B.A. from The Wharton School of the University of Pennsylvania and a B.A. from Mount Holyoke College.

Jameson A. Baxter (Born 1943)
Trustee since 1994, Vice Chair from 2005 to 2011 and Chair
since 2011

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as Chair of the Mutual Fund Directors Forum, Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter. Until 2011, Ms. Baxter was a director of ASHTA Chemicals, Inc. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service company), and Advocate Health Care. She has also served as a director on a number of other boards, including BoardSource (formerly the National Center for Nonprofit Boards), Intermatic Corporation (a manufacturer of energy control products), and MB Financial. She is Chair Emeritus of the Board of Trustees of Mount Holyoke College, having served as Chair for five years.

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Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Katinka Domotorffy (Born 1975)
Trustee since 2012

Ms. Domotorffy is a voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. She also serves as a Director of Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy, of the Great Lakes Science Center, and of College Now Greater Cleveland.

Until December 2011, Ms. Domotorffy was Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Ms. Domotorffy holds a BSc in Economics from the University of Pennsylvania and an MSc in Accounting and Finance from the London School of Economics.

Catharine Bond Hill (Born 1954)

Dr. Hill is Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change, where she leads research and consulting initiatives to broaden access to higher education, reduce costs, and improve student outcomes.

From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College. Before that, she was the provost of Williams College, where she had chief academic and financial officer responsibilities. She originally joined the economics faculty at Williams in 1985. From 1994–1997, she lived in the Republic of Zambia, working in the Ministry of Finance and with the Bank of Zambia.

Dr. Hill serves on the board of the Yale-NUS College and is an alumni fellow to the Yale Corporation. She graduated from Williams College, earned a bachelor’s degree and a master’s degree at Brasenose College, Oxford University, and completed her doctorate in economics at Yale University.

Paul L. Joskow (Born 1947)
Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is the Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT), where he joined the faculty in 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

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Dr. Joskow serves as a Trustee of Yale University, as a Director of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to April 2013, he served as Director of TransCanada Corporation and TransCanada Pipelines Ltd. (energy companies focused on natural gas transmission, oil pipelines, and power services). Prior to August 2007, he served as a Director of National Grid (a U.K.-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the Board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published seven books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — having served as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M.Phil. from Yale University and a B.A. from Cornell University.

Kenneth R. Leibler (Born 1949)
Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler is currently Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston and a former Director of Beth Israel Deaconess Care Organization, an accountable care group jointly owned by the medical center and its affiliated physicians. He is also a Director of Eversource Corporation, which operates New England’s largest energy delivery system, and, until November 2010, was a Director of Ruder Finn Group, a global communications and advertising firm. Prior to December 2006, he served as a Director of the Optimum Funds Group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held

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the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated with a B.A in Economics from Syracuse University.

Robert E. Patterson (Born 1945) 1
Trustee since 1984

Mr. Patterson is Co-Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate) and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds.

Mr. Patterson is past Chairman and served as a Trustee of the Joslin Diabetes Center. He previously was a Trustee of the Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951)
Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, LLC (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of Epiphany School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Prior to June 2007, Mr. Putnam was President of the Putnam funds. Until 2010, he was a Trustee of St. Mark’s School, until 2006, he was a Trustee of Shore Country Day School, and until 2002, he was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Manoj P. Singh (Born 1952)

Mr. Singh is the former chief operating officer and global managing director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. He served on the Deloitte U.S. board of directors and the boards of Deloitte member firms in China, Mexico and Southeast Asia.

Mr. Singh is a Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development. He has

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also been admitted to the Board of Directors of a new public company being formed through the merger of HP Enterprise Services and CSC Corp. This new company is expected to be launched on April 3, 2017. He is a member of the advisory board of Altimetrik, a business transformation and technology solutions firm. He is a Trustee of Carnegie Mellon University, a Trustee of the Rubin Museum, and a Director of Pratham USA, an organization dedicated to children’s education in India.

Mr. Singh holds a bachelor’s degree in electrical engineering from the Indian Institute of Technology and an MS in industrial administration from Carnegie Mellon University.

Interested Trustee 2

Robert L. Reynolds (Born 1952)
Trustee since 2008 and President of the Putnam Funds since
July 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, LLC (“Putnam Investments”) since 2008 and, since 2014, President and Chief Executive Officer of Great-West Life & Annuity Insurance Company (“Great-West Financial”), a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Mr. Reynolds is a member of Putnam Investments’ and Great-West Financial’s Board of Directors, and President of the Putnam funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute and Boston Chamber of Commerce. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness, and he is a former President of the Commercial Club of Boston.

Mr. Reynolds received a B.S. in Business Administration with a major in Finance from West Virginia University.

1 On March 23, 2016, Great-West Financial, a company under common control with Putnam Investments, LLC and of which Mr. Reynolds is the Chief Executive Officer, entered into a loan agreement as the lending party with Cabot Industrial Core Fund Operating Partnership, L.P (“Cabot OP”), the guarantor for a collection of six borrowing parties, each being a limited liability company wholly owned by Cabot OP. The loan is intended to provide long-term financing in the form of a 7 year loan totaling $72.25 million to Cabot Industrial Core Fund, L.P. (the “Cabot Fund”). Cabot OP is an entity through which the Cabot Fund holds certain investments. The interest rate for the loan is 3.48%. Mr. Patterson may be deemed to have an indirect interest in the transaction, or an indirect rela-

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tionship with Great-West Financial, through his position as an officer of Cabot OP and as Co-Chairman of the Investment Committee of the Cabot Fund, which approved the proposed loan on behalf of the borrowing parties. Mr. Patterson has an 18.3% ownership interest in Cabot Properties, Inc., the highest controlling entity of Cabot OP, and is also a 14.3% partner in Cabot Properties, L.P., the asset manager of the Cabot Fund.

2 Trustee who is an “interested person” (as defined in the 1940 Act) of the funds and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the funds and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds.

Most of the Trustees have served on the Board for many years. Dr. Hill and Mr. Singh were appointed to the Board of Trustees of your fund and the other Putnam funds effective March 16, 2017. Robert J. Darretta, John A. Hill, and W. Thomas Stephens will not stand for re-election to the Board and will serve until the earlier of their successors being elected or June 30, 2017, when they retire. The Board Policy and Nominating Committee is responsible for recommending proposed nominees for election to the Board of Trustees for its approval. In recommending the election or appointment of the current Board members as Trustees, the Committee generally considered the educational, business and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the fund, including the Trustee’s record of service as a director or trustee of public and private organizations. This included each long-serving Trustee’s previous service as a member of the Board of Trustees of the Putnam funds, during which he or she has demonstrated a high level of diligence and commitment to the interests of fund shareholders and the ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees.

Independent Trustees:

Liaquat Ahamed — Mr. Ahamed’s experience as Chief Executive Officer of a major investment management organization and as head of the investment division at the World Bank, as well as his experience as an author of economic literature.

Ravi Akhoury — Mr. Akhoury’s experience as Chairman and Chief Executive Officer of a major investment management organization.

Barbara M. Baumann — Ms. Baumann’s experience in the energy industry as a consultant, an investor, and in both financial and operational management positions at a global energy company, and her service as a director of multiple New York Stock Exchange companies.

Jameson A. Baxter — Ms. Baxter’s experience in corporate finance acquired in the course of her career at a major investment bank, her experience as a director and audit committee chair of two New York Stock Exchange companies and her role as Chair of the Mutual Fund Directors Forum.

Katinka Domotorffy — Ms. Domotorffy’s experience as Chief Investment Officer and Global Head of Quantitative Investment Strategies at a major asset management organization.

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Catharine Bond Hill — Dr. Hill’s education and experience as an economist and as president and provost of colleges in the United States.

Paul L. Joskow — Dr. Joskow’s education and experience as a professional economist familiar with financial economics and related issues and his service on multiple for-profit boards.

Kenneth R. Leibler — Mr. Leibler’s extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and his service as a director of various public and private companies.

Robert E. Patterson — Mr. Patterson’s training and experience as an attorney and his experience as president of a New York Stock Exchange company.

George Putnam, III — Mr. Putnam’s training and experience as an attorney, his experience as the founder and Chief Executive Officer of an investment management firm and his experience as an author of various publications on the subject of investments.

Manoj P. Singh — Mr. Singh’s experience as chief operating officer and global managing director of a global professional services organization that provided accounting, consulting, tax, risk management, and financial advisory services.

Interested Trustee:

Robert L. Reynolds — Mr. Reynolds’s extensive experience as a senior executive of one of the largest mutual fund organizations in the United States and his current role as the President and Chief Executive Officer of Putnam Investments.

Each of the nominees has agreed to serve as a Trustee, if elected. If any of the nominees is unavailable for election at the time of the annual meeting, which is not anticipated, the persons designated on the proxy card may vote for other nominees at their discretion or may fix the number of Trustees at fewer than 12 for your fund.

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What are the Trustees’ responsibilities?

Your fund’s Trustees are responsible for the general oversight of your fund’s affairs. The Trustees regularly review your fund’s investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration and shareholder servicing. Currently, Putnam Management and its affiliates provide administrative services to your fund. At least annually, the Trustees review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes if they deem it appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund’s auditors, independent counsel and other experts as appropriate, selected by and responsible to the Trustees.

Board Leadership Structure. Currently, 11 of the 12 Trustees of your fund are independent Trustees. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of the Independent Trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session (i.e., without representatives of Putnam Management or its affiliates present). An Independent Trustee currently serves as chair of the Board.

Board Committees. Taking into account the number, the diversity and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s Trustees have determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The Executive Committee, Audit, Compliance and Distributions Committee and Board Policy and Nominating Committee are authorized to take action on certain matters as specified in their charters or in policies and procedures relating to the governance of the funds; with respect to other matters, these committees review and evaluate and make recommendations to the Trustees as they deem appropriate. The other committees also review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, counsel and independent registered public accountants as well as other experts. The committees meet as often as appropriate, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chair of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each committee is chaired by an Independent Trustee and, except as noted below, the membership and chairs of each committee consist exclusively of Independent Trustees.

The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the funds’ affairs. While risk management is the primary responsibility of the funds’ investment manager, the Trustees receive reports regarding investment risks, compliance risks and other risks. The

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Board and certain committees also meet periodically with the funds’ Chief Compliance Officer to receive compliance reports. In addition, the Board and its Investment Oversight Committees meet periodically with the portfolio managers of the funds to receive reports regarding the management of the funds. The Board’s committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the funds’ investment manager how it monitors and controls risks.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect your fund can be identified in advance; that it may not be practical or cost-effective to eliminate or to mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve your fund’s investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee provides oversight on matters relating to the preparation of the Putnam funds’ financial statements, compliance matters, internal audit functions, and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent registered public accountants and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent registered public accountants, including their independence. The Committee also oversees all dividends and distributions by the funds. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for distributions, and meets regularly with representatives of Putnam Management to review the implementation of these policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. Information about the fees billed to the fund by the funds’ registered public accountants, as well as information about the Committee’s pre-approval policies relating to the work performed by the funds’ registered public accountants, is included on pages 33-34 of this proxy statement. The members of the Committee include only Independent Trustees. Each member of the Committee also is “independent,” as that term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the listing standards of the New York Stock Exchange. The Board has adopted a written charter for the Committee, a current copy of which is available at www.putnam.com/about-putnam/. The Committee currently consists of Messrs. Darretta (Chairperson), Akhoury, Hill and Patterson, and Mses. Baumann and Domotorffy.

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Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board and its committees, the compensation of the Trustees, and the conduct of legal affairs for the Putnam funds. The Committee also oversees the voting of proxies associated with portfolio investments of the Putnam funds, with the goal of ensuring that these proxies are voted in the best interest of each fund’s shareholders.

The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each Board committee. The Committee also identifies prospective nominees for election as Trustee by considering individuals that come to its attention through the recommendation of current Trustees, Putnam Management or shareholders. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources. The Committee may, but is not required to, engage a third-party professional search firm to assist it in identifying and evaluating potential nominees.

When evaluating a potential candidate for membership on the Board, the Committee considers the skills and characteristics that it determines would most benefit the Putnam funds at the time the evaluation is made. The Committee may take into account a wide variety of attributes in considering potential Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board, (ii) other board experience, (iii) relevant industry and related experience, (iv) educational background, (v) financial expertise, (vi) an assessment of the candidate’s ability, judgment and expertise, (vii) an assessment of the perceived needs of the Board and its committees at that point in time and (viii) overall Board composition. The Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. In connection with this evaluation, the Committee will determine whether to interview prospective nominees, and, if warranted, one or more members of the Committee, and other Trustees and representatives of the funds, as appropriate, will interview prospective nominees in person or by telephone. Once this evaluation is completed, the Committee recommends such candidates as it determines appropriate to the Independent Trustees for nomination, and the Independent Trustees select the nominees after considering the recommendation of the Committee. The Committee is composed entirely of Independent Trustees and currently consists of Messrs. Hill (Chairperson), Leibler, Patterson and Putnam, Dr. Joskow and Ms. Baxter.

Brokerage Committee. The Brokerage Committee reviews the Putnam funds’ policies regarding the execution of portfolio trades and Putnam Management’s practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which

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brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Dr. Joskow (Chairperson), Ms. Baxter and Messrs. Ahamed, Leibler, Putnam and Stephens.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the Putnam funds, (ii) the expenditure of the Putnam open-end funds’ assets for distribution purposes pursuant to Distribution Plans of the open-end funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products, proposed structural changes to existing funds and matters relating to closed-end funds. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Putnam (Chairperson), Ahamed, Leibler and Stephens, Dr. Joskow and Ms. Baxter.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the Putnam funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to review annual and ongoing goals, objectives and priorities for the Board and to facilitate coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Ms. Baxter (Chairperson) and Messrs. Hill, Leibler, Patterson and Putnam.

Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the Putnam funds in light of their stated goals and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate Board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Mses. Domotorffy (Chairperson) and Baumann, Messrs. Ahamed, Leibler, Putnam and Stephens and Dr. Joskow. Investment Oversight Committee B currently consists of Messrs. Akhoury (Chairperson), Darretta, Hill, Patterson and Reynolds, and Ms. Baxter.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee also oversees implementation of these policies, including fair value determinations of individual securities made by Putnam

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Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7 under the 1940 Act and the correction of occasional pricing errors. The Committee also reviews matters related to the liquidity of portfolio holdings. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Mses. Baumann (Chairperson) and Domotorffy, and Messrs. Akhoury, Darretta, Hill and Patterson.

How large a stake do the Trustees have in the Putnam family of funds?

The Trustees allocate their investments among the Putnam funds based on their own investment needs. The table below shows the number of shares beneficially owned by each nominee for Trustee, as well as the value of each nominee’s holdings in each fund and in all of the Putnam funds as of December 31, 2016. As a group, the Trustees owned shares of the Putnam funds valued at approximately $132 million, as of December 31, 2016.

		Shares		Shares
	Dollar Range of	Beneficially	Dollar Range of	Beneficially
Trustees/Officers	Shares Owned	Owned	Shares Owned	Owned

	Putnam Managed Municipal		Putnam Municipal
	Income Trust		Opportunities Trust

Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000

Ravi Akhoury	$1-$10,000	100.000	$1-$10,000	100.000

Barbara M. Baumann	$1-$10,000	100.000	$1-$10,000	100.000

Jameson A. Baxter	$1-$10,000	756.3710	$50,001-$100,000	7,425.3050

Robert J. Darretta#	$1-$10,000	100.000	$1-$10,000	100.000

Katinka Domotorffy	$1-$10,000	100.000	$1-$10,000	100.000

Catharine Bond Hill*	$0	0.000	$0	0.000

John A. Hill#	$1-$10,000	455.4460	$1-$10,000	659.3190

Paul L. Joskow	$1-$10,000	195.000	$1-$10,000	387.000

Kenneth R. Leibler	$1-$10,000	195.000	$1-$10,000	287.000

Robert E. Patterson	$1-$10,000	587.000	$1-$10,000	655.000

George Putnam, III	$10,001-$50,000	3,815.000	$10,001-$50,000	3,788.000

Robert L. Reynolds	$1-$10,000	100.000	0	0.000

Manoj P. Singh*	$0	0.000	$0	0.000

W. Thomas Stephens#	$1-$10,000	100.000	$1-$10,000	100.000

Trustees and Officers	$10,001-$50,000	6,703.8170	Over $100,000	13,801.6240
as a group

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Aggregate Dollar Range of Shares Owned in All of
Name of Trustee/Nominee	the Putnam funds Overseen by Trustee

Liaquat Ahamed	Over $100,000

Ravi Akhoury	Over $100,000

Barbara M. Baumann	Over $100,000

Jameson A. Baxter	Over $100,000

Robert J. Darretta#	Over $100,000

Katinka Domotorffy	Over $100,000

Catharine Bond Hill*	$0

John A. Hill#	Over $100,000

Paul L. Joskow	Over $100,000

Kenneth R. Leibler	Over $100,000

Robert E. Patterson	Over $100,000

George Putnam, III	Over $100,000

Robert L. Reynolds	Over $100,000

Manoj P. Singh*	$0

W. Thomas Stephens#	Over $100,000

# Messrs. Darretta, Hill and Stephens will not stand for re-election at your fund’s annual meeting of shareholders to be held on April 28, 2017 and will serve until the earlier of their successors being elected or June 30, 2017, when they are expected to retire from the Boards of The Putnam Funds.

* Appointed to the Board on March 16, 2017.

As of December 31, 2016, none of the Trustees owned any preferred shares of the funds. As of December 31, 2016, to the knowledge of your fund, each Trustee, and the officers and Trustees of the fund as a group, owned less than 1% of each fund’s outstanding common shares.

How can shareholders communicate with the Trustees?

The Board provides a process for shareholders to send communications to the Trustees. Shareholders may direct communications to the Board as a whole or to specified individual Trustees by submitting them in writing to the following address:

The Putnam Funds
Attention: “Board of Trustees” or any specified Trustee(s)
One Post Office Square
Boston, Massachusetts 02109

Written communications must include the shareholder’s name, be signed by the shareholder, refer to the Putnam fund(s) in which the shareholder holds shares and include the class and number of shares held by the shareholder as of a recent date.

Representatives of the funds’ transfer agent will review all communications sent to Trustees and, as deemed appropriate, will provide copies and/or summaries of communications to the Trustees.

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How often do the Trustees meet?

The Trustees currently hold regular in-person meetings eight times each year, usually over a two-day period, to review the operations of the Putnam funds. A portion of these meetings is devoted to meetings of various committees of the Board that focus on particular matters. Each Independent Trustee generally attends several formal committee meetings during each regular meeting of the Trustees, including meetings with senior investment personnel and portfolio managers to review recent performance and the current investment climate for selected funds. These meetings ensure that fund performance is reviewed in detail on at least an annual basis. The committees of the Board, including the Executive Committee, may also meet on special occasions as the need arises. During calendar year 2016, the average Trustee participated in approximately 35 committee and Board meetings.

The number of times each committee met during calendar year 2016 is shown in the table below:

Audit, Compliance and Distributions Committee	15

Board Policy and Nominating Committee	5

Brokerage Committee	4

Contract Committee	9

Executive Committee	1

Investment Oversight Committee A	7

Investment Oversight Committee B	7

Pricing Committee	8

The funds do not have a formal policy with respect to Trustee attendance at shareholder meetings. While various Trustees may attend shareholder meetings from time to time, your fund’s Trustees did not attend the last annual meeting of your fund. The Trustees are generally represented at shareholder meetings by their independent staff and independent counsel.

What are some of the ways in which the Trustees represent shareholder interests?

Among other ways, the Trustees seek to represent shareholder interests:

• by reviewing your fund’s investment performance with your fund’s investment personnel;

• by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

• by reviewing the quality of the various other services provided to your fund and its shareholders by Putnam Management and its affiliates;

• by reviewing in depth the fees paid by each fund and by negotiating with Putnam Management, if appropriate, to ensure that the fees remain reasonable and competitive with those of comparable funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

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• by reviewing brokerage costs and fees, allocations among brokers and soft dollar expenditures (if applicable);

• by reviewing the specific concerns of closed-end fund shareholders;

• by monitoring potential conflicts of interest between the Putnam funds, including your fund, and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

• by monitoring potential conflicts among funds managed by Putnam Management to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

What are the Trustees paid for their services?

Each Independent Trustee of the fund receives an annual retainer fee and additional fees for each Trustee meeting attended and for certain related services. Independent Trustees also are reimbursed for expenses they incur relating to their service as Trustees. All of the current Independent Trustees of the fund are Trustees of all of the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that the fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per regular Trustee meeting.

Under a Retirement Plan in effect for Trustees of the Putnam funds elected to the Board before 2003 (the “Plan”), each eligible Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee’s total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

The following table includes the year each Trustee became a Trustee of the Putnam funds, the fees paid to each of those Trustees by each fund included in this proxy statement for its most recent fiscal year (ended prior to December 31, 2016) and the fees paid to each of those

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Trustees by all of the Putnam funds during calendar year 2016. Dr. Hill and Mr. Singh are not included in the table because they did not serve as Trustees during the relevant period.

		Pension or		Pension or
		retirement		retirement
	Aggregate	benefits	Aggregate	benefits
	compensation	accrued as	compensation	accrued as
	from the	part of fund	from the	part of fund
Trustees/Officers	fund ($)	expenses ($)	fund ($)	expenses ($)

	Putnam Managed Municipal		Putnam Municipal
	Income Trust		Opportunities Trust

Liaquat Ahamed / 2012(3)	1,789	N/A	1,885	N/A

Ravi Akhoury / 2009	1,715	N/A	1,740	N/A

Barbara M. Baumann / 2010(3)	1,789	N/A	1,885	N/A

Jameson A. Baxter / 1994(3)(4)	2,467	$710	2,836	$1,066

Charles B. Curtis / 2001(5)	0	$186	208	$473

Robert J. Darretta / 2007(3)(8)	1,931	N/A	2,017	N/A

Katinka Domotorffy / 2012(3)	1,789	N/A	1,885	N/A

John A. Hill / 1985(3)(8)	1,649	$1,256	1,773	$1,910

Paul L. Joskow / 1997(3)	1,789	$485	1,885	$731

Kenneth R. Leibler / 2006	1,833	N/A	1,920	N/A

Robert E. Patterson / 1984	1,723	$785	1,842	$1,177

George Putnam, III / 1984	1,931	$819	2,017	$1,232

W. Thomas Stephens / 1997(6)(8)	1,789	$478	1,885	$724

Robert L. Reynolds / 2008(7)	N/A	N/A	N/A	N/A

	Estimated annual
	benefits from all	Total compensation
	Putnam funds	from all Putnam
Trustees/Year	upon retirement ($)(1)	funds ($)(2)

Liaquat Ahamed/2012(3)	N/A	$315,000.00

Ravi Akhoury/2009	N/A	$302,500.00

Barbara M. Baumann/2010(3)	N/A	$315,000.00

Jameson A. Baxter/1994(3)(4)	$110,533.00	$482,031.00

Robert J. Darretta/2007(3)(8)	N/A	$340,000.00

Katinka Domotorffy/2012(3)	N/A	$315,000.00

John A. Hill/1985(3)(8)	$161,667.00	$290,000.00

Paul L. Joskow/1997(3)	$113,417.00	$315,000.00

Kenneth R. Leibler/2006	N/A	$322,500.00

Robert E. Patterson/1984	$106,542.00	$302,500.00

George Putnam, III/1984	$130,333.00	$340,000.00

W. Thomas Stephens/1997(6)(8)	$107,125.00	$315,000.00

Robert L. Reynolds/2008(7)	N/A	N/A

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2016, there were 114 funds in the Putnam family.

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(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of each fund’s fiscal year ended prior to December 31, 2016, no amounts of deferred compensation were payable, including income earned on such amounts, to these Trustees by these funds.

(4) Includes additional compensation to Ms. Baxter for service as Chair of the Trustees of the Putnam funds.

(5) Mr. Curtis retired from the Board of Trustees of the Putnam funds on June 30, 2015.

(6) Mr. Stephens retired from the Board of Trustees of the Putnam funds on March 31, 2008. Upon his retirement in 2008, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. Mr. Stephens was re-appointed to the Board of Trustees of the Putnam funds effective May 14, 2009, and in connection with his re-appointment, Mr. Stephens has agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

(7) Mr. Reynolds is an “interested person” of the funds and Putnam Management.

(8) Messrs. Darretta, Hill and Stephens will not stand for re-election at your fund’s annual meeting of shareholders to be held on April 28, 2017 and will serve until the earlier of their successors being elected or June 30, 2017, when they are expected to retire from the Boards of The Putnam Funds.

Why should you vote for your fund’s nominees?

Your current Trustees are independent, experienced, and highly qualified fiduciaries who exercise strong fund governance practices.

Independent

• The Chair of your fund, Jameson A. Baxter, is independent of Putnam Management and has served on the Board for 22 years. She also serves as the Chair of the Mutual Fund Directors Forum, which provides educational and outreach programs for independent directors;

• 11 of the 12 Trustee nominees are independent of Putnam Management; and

• The Independent Trustees are assisted by an independent administrative staff and legal counsel who are selected by the Independent Trustees and are independent of Putnam Management.

Highly Qualified

• The Trustees have significant current and past related industry experience, and have a demonstrated history of actively pursuing the interests of fund shareholders;

• The Board includes individuals with substantial professional accomplishments and prior experience in a variety of fields, including investment management, economics, finance, energy, health care, manufacturing and real estate; and

• The Board has taken actions that directly benefit shareholders — liquidity events such as mergers and tender offers when in the best interests of all shareholders; a share repurchase program that has made a meaningful contribution to investment return; and a significant decrease in 2006 in management fee rates for certain Putnam funds, including your fund.

Strong Governance Practices

• The Board includes a combination of long-tenured and newer members, bringing diverse perspectives to fund oversight;

• The Board has a well-established committee and oversight structure for the Putnam funds, which has been developed over a long period of time; and

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• The funds do not have a staggered board structure or other takeover defenses. Every Trustee stands for election at each annual meeting of shareholders.

What is the voting requirement for electing Trustees?

If a quorum of the preferred shares is present at the annual meeting, the two nominees for election as Trustees by the holders of the preferred shares, voting as a separate class, who receive a plurality vote, meaning the greatest number of affirmative votes cast by holders of the preferred shares, will be elected as Trustees. If a quorum is present at the annual meeting, the applicable number of nominees (see Proposal 1a) for election as Trustees by the holders of the preferred shares and common shares, voting together as a single class, who receive a plurality vote, meaning the greatest number of affirmative votes cast by the holders of the preferred shares and common shares voting together as a single class, will be elected as Trustees.

The Trustees unanimously recommend that shareholders vote “FOR” the election of your fund’s nominees.

Further Information About Voting and the Annual Meeting

Meeting Quorum and Methods of Tabulation. The shareholders of each fund vote separately with respect to each proposal. The presence in person or by proxy of thirty percent of the shares entitled to vote on a proposal constitutes a quorum for the transaction of business with respect to that proposal at the annual meeting. Thus, where the preferred shares or common shares will vote as separate classes, then thirty percent of the shares of each class entitled to vote constitutes a quorum for the transaction of business with respect to that proposal by that class. The tellers will count the total number of votes cast “for” approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

The documents that authorize Putnam Fiduciary Trust Company or Putnam Investor Services, Inc. (“Putnam Investor Services”) to act as Trustee for certain individual retirement accounts (including traditional, Roth and SEP IRAs, 403(b)(7) accounts and Coverdell Education Savings Accounts) provide that if an account owner does not submit voting instructions for his or her shares, Putnam Fiduciary Trust Company or Putnam Investor Services will vote such shares in the same proportions as other shareholders with similar accounts have submitted voting instructions for their shares. Shareholders should be aware that this practice, known as “echo-voting,” may have the effect of increasing the likelihood that a proposal will be acted upon (approved or disapproved) and that Putnam Fiduciary Trust Company or Putnam Investor Services, each of which is an affiliate of Putnam Management,

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may benefit indirectly from the approval and disapproval, in accordance with the Trustees’ recommendations, of the various proposals in the proxy statement.

Neither abstentions nor broker non-votes have an effect on the outcome of Proposal 1a or 1b. A fund may request that selected brokers and nominees, in their discretion, submit broker non-votes, if doing so is necessary to obtain a quorum.

Shareholders who object to any proposal in this proxy statement will not be entitled under Massachusetts law or your fund’s Declaration of Trust to demand payment for, or an appraisal of, their shares.

Special Rule for Proportional Voting. For funds listed on the New York Stock Exchange that have outstanding preferred shares, in accordance with the rules of the exchange, brokerage firms may vote for (or against) a proposal, on behalf of their clients who beneficially own the remarketed or auction rate preferred shares and from whom they have not received voting instructions, in the same proportion as votes for (and against) such proposal that have been received from holders of preferred shares if (i) the holders of a minimum of 30% of the outstanding preferred shares have voted, (ii) the holders of less than 10% of the outstanding preferred shares have voted against the proposal, and (iii) the holders of the common shares have approved the proposal.

Other business. The Trustees know of no matters other than those described in this proxy statement to be brought before the annual meeting, other than the proposals mentioned on page 7 of this proxy statement that may be brought by Bulldog. If these or any other matters properly come before the annual meeting, proxies will be voted on these matters in accordance with the judgment of the persons named in the enclosed proxy card(s). The persons named in the enclosed proxy card(s) intend to vote against the proposal that shareholders request that the Board afford the preferred shareholders a means to obtain liquidity for their shares. The Trustees and Putnam Management have considered on a number of occasions whether it would be advisable for your fund to redeem any of its outstanding preferred shares, and have concluded that the outstanding preferred shares remain at this time an effective means of leverage that is in the best interests of the fund. In addition, the persons named in the enclosed proxy card(s) do not intend to support the two persons nominated by Bulldog for election by the preferred shareholders, because they believe that the nominees proposed by the Board are more likely to serve the interests of all of your fund’s shareholders and will not seek to further the interests of a subset, such as the holders of preferred shares, of the fund’s shareholders. Bulldog might send you soliciting materials in an effort to persuade you to vote for their nominees to your fund’s Board of Trustees or in favor of their proposals. Your fund’s Trustees urge you to NOT RETURN any proxy card sent to you by Bulldog.

Simultaneous meetings. The annual meeting of shareholders of Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust are called to be held at the same time.

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If any shareholder at the annual meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, the Trustees of your fund and employees of Putnam Management and Putnam Investor Services, as well as their agents, may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be called at the phone number Putnam Management or Putnam Investor Services has in its records for their accounts (or that Putnam Management or Putnam Investor Services obtains from agents acting on behalf of financial intermediaries, in the case of shares held in street name through a bank, broker or other financial intermediary) and would be given an opportunity to authenticate their identities and to authorize the proxies to vote their shares at the annual meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the annual meeting. Your fund is unaware of any such challenge at this time.

Shareholders have the opportunity to submit their voting instructions over the Internet by using a program provided by a third-party vendor hired by Putnam Management or by automated telephone service. The giving of a proxy will not affect your right to vote in person should you decide to attend the annual meeting. To vote online using the Internet, please access the Internet address listed on the proxy card and follow the instructions on the Internet site. To record your voting instructions using the automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.

Your fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Expense of the solicitation. For managing the funds’ overall proxy campaign, AST Fund Solutions, 48 Wall Street, 22nd Floor, New York, NY 10005 will receive a management fee plus reimbursement for out-of-pocket expenses. AST Fund Solutions will also receive fees in connection with assembling, mailing and transmitting the notice of meeting, proxy

29

statement and related materials on behalf of the funds, tabulating those votes that are received, and any solicitation of additional votes. While the fees received by AST Fund Solutions will vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval of the Trustees’ recommendations, the fees paid to AST Fund Solutions are estimated to be approximately $1,200 for Putnam Managed Municipal Income Trust and $1,200 for Putnam Municipal Opportunities Trust. In addition, banks, brokers or other financial intermediaries holding shares as nominee will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts and tabulating those instructions that are received. After reimbursement of these expenses, it is estimated that Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust will incur total costs of approximately $35,020, and $36,443, respectively, in connection with the proxy campaign. Other costs associated with the proxy campaign include the expenses of the preparation and printing of proxy materials. Proxy campaign costs may be increased in connection with the potential shareholder proposals mentioned above that may be brought by a shareholder of your fund, and may be increased by as much as approximately $218,219 with respect to Putnam Managed Municipal Income Trust and approximately $364,878 with respect to Putnam Municipal Opportunities Trust. Each fund is bearing all of its proxy campaign costs.

Revocation of proxies. Giving your proxy, whether by returning the proxy card(s) or providing voting instructions over the Internet or by telephone, does not affect your right to attend the annual meeting and vote in person. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing and submitting a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or via the Internet, or (iv) by attending the annual meeting and voting in person. If your shares are held in street name through a bank, broker or other financial intermediary, please check your voting instruction form or contact your bank, broker or other financial intermediary for instructions on how to change or revoke your vote.

Dates for receipt of shareholders’ proposals for subsequent meetings of shareholders. It is currently anticipated that your fund’s next annual meeting of shareholders will be held on April 27, 2018, although the Trustees of your fund reserve the right to set an earlier or later date for the annual meeting for the 2017–2018 fiscal year. Shareholder proposals which are intended to be included in the proxy statement for that meeting and presented at the 2018 annual meeting must be received by your fund on or before November 24, 2017. In order for a shareholder proposal to be included in the proxy statement, both the submitting shareholder and the proposal itself must satisfy the requirements set forth in Rule 14a-8 under the Exchange Act. The fund may exclude from the proxy materials and consideration at a meeting certain proposals as permitted by Securities and Exchange Commission rules and state law. Shareholders who wish to make a proposal at the 2018 annual meeting without including the proposal in the fund’s proxy statement must ensure that the proposal

30

is received by your fund in good order and in compliance with all applicable legal requirements, including the requirements set forth in your fund’s Amended and Restated Bylaws, between January 28, 2018 and February 27, 2018. You may obtain a copy of your fund’s Amended and Restated Bylaws by submitting a request in writing to The Putnam Funds, One Post Office Square, Boston, Massachusetts 02109.

Adjournment. To the extent permitted by each fund’s Declaration of Trust and Amended and Restated Bylaws, any meeting of shareholders may, by action of the chair of the meeting, be adjourned from time to time without notice (other than announcement at the meeting at which the adjournment is taken) with respect to one or more matters to be considered at such meeting to a designated date (which may be more than 120 days after the date initially set for the meeting), time and place, whether or not a quorum is present with respect to such matter. Upon motion of the chair of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters to be adjourned and, if approved, such adjournment shall take place without further notice (other than announcement at the meeting at which the adjournment is taken). If the required quorum has not been met, the persons named as proxies may propose adjournment of the meeting and vote all shares that they are entitled to vote in favor of such adjournment. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting, including shares that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Adjournments may be proposed for a reasonable period or periods to permit further solicitation of proxies. The fund will bear the costs of any additional solicitation and of any adjourned session. Any proposal for which sufficient votes consistent with the Trustees’ recommendation have been received may be acted upon and considered final regardless of whether the annual meeting is adjourned to permit additional solicitation with respect to any other proposal that may properly come before the meeting.

Duplicate mailings. As permitted by SEC rules, Putnam Management’s policy is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy cards will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, please contact Putnam Investor Services by phone at 1-877-536-1562 or by mail at P.O. Box 8383, Boston, MA 02266-8383.

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Financial information. Your fund’s Clerk will furnish to you, upon request and without charge, a copy of the fund’s annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. You may direct these requests to Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383 or by phone at 1-800-225-1581. You may also access copies of these reports by visiting Putnam’s website at www.putnam.com/individual.

Fund Information

Putnam Investments. Putnam Management is an indirect wholly-owned subsidiary of Putnam Investments, LLC (“Putnam Investments”). The funds do not have a distributor or principal underwriter. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of The Honourable Paul G. Desmarais, indirectly holds approximately 59.22% of the voting rights of Power Corporation of Canada. Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors, indirectly owns approximately 65.59% of the voting shares of Power Financial Corporation, a diversified management and holding company with direct and indirect interests in the financial services sector in Canada, the United States and Europe. Power Financial Corporation in turn owns, directly and indirectly, voting securities to which are attached approximately 67.88% of the votes attached to all voting securities of Great-West Lifeco Inc., a financial services holding company with operations in Canada, the United States and Europe. Great-West Lifeco Inc. indirectly owns a majority interest in, and all of the voting shares of, Putnam Investments through a series of subsidiaries.

The address of each of Putnam Investments and Putnam Management is One Post Office Square, Boston, Massachusetts 02109. The address of The Desmarais Family Residuary Trust is 759 Victoria Square, Montreal, Quebec H2Y 2J7. The address of Power Corporation of Canada and Power Financial Corporation is 751 Victoria Square, Montreal, Quebec H2Y 2J3. The address of Great-West Lifeco Inc. is 100 Osborne Street North, Winnipeg, Manitoba, R3C 3A5. Robert L. Reynolds is the President and Chief Executive Officer of Putnam Investments. His address is One Post Office Square, Boston, MA 02109.

Putnam Investments Limited. Putnam Investments Limited is a registered investment adviser that has been retained by Putnam Management as investment sub-manager with respect to a portion of the assets of certain funds, and is directly owned by The Putnam Advisory Company, LLC, which is a registered investment adviser, and is owned indirectly by Putnam Investments. The directors of Putnam Investments Limited, listed along with their principal business occupations at Putnam Investments, are Simon L. Davis, Co-Head of International Equities, Jeffrey L. Gould, Co-Head of Global Distribution, Alan G. McCormack, Head of Quantitative Equities and Risk, and Clare Richer, Chief Financial Officer. The address of Putnam Investments Limited, Alan G. McCormack, and Simon L. Davis is Cassini House, 57–59 St. James’s Street, London, SW1A 1LD, U.K. The address of The

32

Putnam Advisory Company, LLC, Jeffrey L. Gould, and Clare Richer is One Post Office Square, Boston, Massachusetts 02109.

Limitation of Trustee liability. Your fund’s Declaration of Trust provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith, have not acted in the reasonable belief that their actions were in the best interests of the fund or at least were not opposed to the best interests of the fund or had reasonable cause to believe their actions were unlawful in the case of a criminal proceeding, or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Auditor. As listed below, the Trustees have selected PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts 02210, or KPMG LLP, Two Financial Center, 60 South Street, Boston, MA 02111, as the auditors for each fund’s current fiscal year. These firms are among the country’s preeminent auditors. Each firm was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services and the competitiveness of its fees. Representatives of each of PricewaterhouseCoopers LLP and KPMG LLP are expected to be present at the annual meeting and to have the opportunity to make a statement and respond to appropriate questions.

The following table presents fees billed to each indicated fund in each of its last two fiscal years by the fund’s auditor:

Putnam Managed Municipal Income Trust
(KPMG LLP)

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2016	$76,442	$14,450	$7,000	$—

October 31, 2015	$73,964	$28,676	$6,750	$—

Putnam Municipal Opportunities Trust
(PricewaterhouseCoopers LLP)

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2016	$73,908	$32,995	$11,702	$—

April 30, 2015	$75,913	$32,284	$11,449	$—

Audit Fees represent fees billed for a fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

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Audit-Related Fees represent fees billed in a fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in a fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

The following tables present the amounts the fund’s auditor billed for aggregate non-audit fees to each fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund in each of the fund’s last two fiscal years:

Putnam Managed Municipal Income Trust	Oct. 31, 2016: $21,450	Oct. 31, 2015: $35,426

Putnam Municipal Opportunities Trust	April 30, 2016: $675,133	April 30, 2015: $831,943

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee has determined that, as a matter of policy, all work performed for the funds by the funds’ auditors will be preapproved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee of the Putnam funds also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm is compatible with the independence of the audit firm.

Since the beginning of the two most recently completed fiscal years of each fund, all work performed by the auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the funds was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above.

The following table presents fees billed to Putnam Municipal Opportunities Trust in each of its last two fiscal years by the fund’s auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (funds not listed below were not billed for such services during their last two fiscal years):

Fiscal year ended

April 30, 2016	$630,436

April 30, 2015	$788,210

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Officers and other information. All of the officers of your fund are employees of Putnam Management or its affiliates or serve on the staff of the Office of the Trustees. Because of his positions with Putnam Management or its affiliates, Mr. Reynolds, as well as the other affiliated officers of your fund, will benefit indirectly from the management fees and investor servicing fees paid or allowed by your fund. In addition to Mr. Reynolds, the other officers of your fund are as follows:

Length of Service
Name, Address[1], Year of Birth,	with the	Principal Occupation(s)
Position(s) Held with Putnam funds	Putnam funds[2]	During Past 5 Years[3]

Jonathan S. Horwitz[4] (Born 1955)	Since 2004	Executive Vice President, Principal
Executive Vice President,		Executive Officer, and Compliance
Principal Executive Officer and		Liaison, The Putnam Funds
Compliance Liaison

Robert T. Burns (Born 1961)	Since 2011	General Counsel, Putnam Investments,
Vice President and Chief Legal Officer		Putnam Management and Putnam Retail
Management

James F. Clark (Born 1974)	Since 2016	Associate General Counsel, Putnam
Vice President and Chief Compliance		Investments, Putnam Management and
Officer		Putnam Retail Management (2003–2015)

Michael J. Higgins[4] (Born 1976)	Since 2010	Vice President, Treasurer and Clerk, The
Vice President,Treasurer, and Clerk		Putnam Funds

Janet C. Smith (Born 1965)	Since 2007	Director of Fund Administration Services,
Vice President, Principal Financial		Putnam Investments and Putnam
Officer, Principal Accounting Officer and		Management
Assistant Treasurer

Susan G. Malloy (Born 1957)	Since 2007	Director of Accounting and Control
Vice President and Assistant Treasurer		Services, Putnam Investments and
Putnam Management

Mark C. Trenchard (Born 1962)	Since 2002	Director of Operational Compliance,
Vice President and		Putnam Investments and Putnam Retail
BSA Compliance Officer		Management

Nancy E. Florek[4] (Born 1957)	Since 2000	Vice President, Director of Proxy Voting
Vice President, Director of Proxy Voting		and Corporate Governance, Assistant
and Corporate Governance, Assistant		Clerk and Associate Treasurer, The
Clerk, and Associate Treasurer		Putnam Funds

1 The address of each officer is One Post Office Square, Boston, MA 02109.

2 Each officer serves an indefinite term, until his or her resignation, retirement, death or removal.

3 Prior positions and/or officer appointments with the fund or the fund’s investment adviser have been omitted.

4 Officers of the fund who are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds.

Net assets of your fund as of December 31, 2016

Putnam Managed Municipal Income Trust	$411,862,932.09*

Putnam Municipal Opportunities Trust	$486,830,893.04*

* Excludes the amount of aggregate liquidation preference of outstanding preferred shares of the fund.

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Shares outstanding of your fund as of February 10, 2017

	Putnam	Putnam
	Managed	Municipal
	Municipal	Opportunities
	Income Trust	Trust

Common	53,735,134.998	38,088,900.364

Series A Preferred	245	3,417

Series B Preferred	—	—

Series C Preferred	1,980	3,737

5% Beneficial Ownership. As of December 31, 2016, to the knowledge of the funds, no person owned beneficially or of record 5% or more of any class of shares of any fund, except as noted as follows:

		Percentage
Fund Shareholder Name and Address	Holdings	Owned

Putnam Managed Municipal Income Trust

CEDE & Company*
20 Bowling Green	50,799,741
New York, NY 10004-1408	common shares	94.54%

First Trust Portfolios L.P.**
First Trust Advisors L.P.
The Charger Corporation
120 East Liberty Drive, Suite 400	5,582,473
Wheaton, Illinois 60187	common shares	9.94%

Bank of America Corporation***
Bank of America, NA
Bank of America Corporate Center
100 South Tryon Street
Charlotte, NC 28255

Blue Ridge Investments, LLC***
214 South Tyron Street	1,607
Charlotte, NC 28255	preferred shares	72.22%

Putnam Municipal Opportunities Trust

CEDE & Company*
20 Bowling Green	36,922,078
New York, NY 10004-1408	common shares	96.94%

First Trust Portfolios L.P.#****
First Trust Advisors L.P.
The Charger Corporation
120 East Liberty Drive, Suite 400	3,171,178
Wheaton, Illinois 60187	common shares	7.93%

Bank of America Corporation#
Bank of America, NA
Bank of America Corporate Center
100 South Tryon Street
Charlotte, NC 28255

Blue Ridge Investments, LLC#
214 South Tyron Street	5,222
Charlotte, NC 28255	preferred shares	72.94%

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* Believed to hold shares only as nominee.

** First Trust Portfolios L.P., First Trust Advisors L.P., and The Charger Corporation reported shared beneficial share ownership as of December 31, 2016 in a January 18, 2017 filing with the Securities and Exchange Commission on Schedule 13G. Some or all of this 9.94% may already be reflected in Cede & Company’s position in the fund.

*** Bank of America Corporation and Blue Ridge Investments, L.L.C. reported shared beneficial ownership as of January 1, 2011 in a January 11, 2011 filing with the Securities and Exchange Commission on Schedule 13D.

**** First Trust Portfolios, L.P., First Trust Advisors L.P., and The Charger Corporation reported shared beneficial share ownership as of December 31, 2016 in a January 20, 2017 filing with the Securities and Exchange Commission on Schedule 13G. Some or all of this 7.93% position may already be reflected in Cede & Company’s position in the fund.

# Bank of America Corporation and Blue Ridge Investments, L.L.C. reported shared beneficial ownership as of January 1, 2011 in a January 11, 2011 filing with the Securities and Exchange Commission on Schedule 13D.

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Putnam Investments
One Post Office Square
Boston, MA 02109
1-800-225-1581

Address correspondence to:
Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

putnam.com	305889 3/17

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **ONLINE** at **proxyonline.com** using your proxy control number found below
2. By **PHONE** when you dial toll-free 1-877-536-1562 to reach an automated touchtone voting line
3. **MAIL** your signed and voted proxy back in the postage paid envelope provided

CONTROL NUMBER 12345678910

PUTNAM MANAGED MUNICIPAL INCOME TRUST

Annual Meeting of Shareholders, April 28, 2017

HOLDERS OF COMMON SHARES

By signing below, you, as a holder of common shares of Putnam Managed Municipal Income Trust, appoint Trustees George Putnam, III and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund common shares on your behalf at the meeting of shareholders of Putnam Managed Municipal Income Trust. The meeting will take place on April 28, 2017 at 12:30 p.m., Boston time, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your common shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not vote on a specific proposal, your common shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment or postponement of the meeting.

Please be sure to sign and date here:

Signature(s) **Date**

If you have any questions about how to vote your proxy or about the meeting please call toll-free **1-877-536-1562**. Representatives are available to assist you Monday through Friday from 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement for this meeting is available at: www.proxyonline.com/docs/putnamfunds2017.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PUTNAM MANAGED MUNICIPAL INCOME TRUST

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears on this card (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1A & 1B.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AT 12.	FOR	AGAINST	ABSTAIN
1A. Fixing the number of Trustees at 12.	○	○	○

THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.

1B. Electing your fund's 10 nominees for Trustees.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
Nominees: 01) Liaquat Ahamed 02) Ravi Akhoury 03) Barbara M. Baumann 04) Jameson A. Baxter 05) Katinka Domotorffy 06) Catharine Hill 07) Paul L. Joskow 08) Kenneth R. Leibler 09) Robert L. Reynolds 10) Manoj Singh	○	○	○

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Putnam INVESTMENTS

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **ONLINE** at **proxyonline.com** using your proxy control number found below
2. By **PHONE** when you dial toll-free 1-877-536-1562 to reach an automated touchtone voting line
3. **MAIL** your signed and voted proxy back in the postage paid envelope provided

CONTROL NUMBER 12345678910

PUTNAM MANAGED MUNICIPAL INCOME TRUST

Annual Meeting of Shareholders, April 28, 2017

HOLDERS OF PREFERRED SHARES

By signing below, you, as a holder of preferred shares of Putnam Managed Municipal Income Trust, appoint Trustees Robert E. Patterson and George Putnam, III, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund preferred shares on your behalf at the meeting of shareholders of Putnam Managed Municipal Income Trust. The meeting will take place on April 28, 2017 at 12:30 p.m., Boston time, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your preferred shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not vote on a specific proposal, your preferred shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment or postponement of the meeting.

Please be sure to sign and date here:

Signature(s) **Date**

If you have any questions about how to vote your proxy or about the meeting please call toll-free **1-877-536-1562**. Representatives are available to assist you Monday through Friday from 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement for this meeting is available at: www.proxyonline.com/docs/putnamfunds2017.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PUTNAM MANAGED MUNICIPAL INCOME TRUST

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears on this card (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1A & 1B.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE **FOR** FIXING THE NUMBER OF TRUSTEES AT 12.	**FOR**	**AGAINST**	**ABSTAIN**
1A. Fixing the number of Trustees at 12.	○	○	○

THE TRUSTEES RECOMMEND A VOTE **FOR ALL** NOMINEES.

1B. Electing your fund's 12 nominees for Trustees.	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT***
Nominees: 01) Liaquat Ahamed 05) Katinka Domotorffy 09) Robert E. Patterson 02) Ravi Akhoury 06) Catharine Hill 10) George Putnam, III 03) Barbara M. Baumann 07) Paul L. Joskow 11) Robert L. Reynolds 04) Jameson A. Baxter 08) Kenneth R. Leibler 12) Manoj Singh	○	○	○

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

____

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **ONLINE** at **proxyonline.com** using your proxy control number found below
2. By **PHONE** when you dial toll-free 1-877-536-1562 to reach an automated touchtone voting line
3. **MAIL** your signed and voted proxy back in the postage paid envelope provided

CONTROL NUMBER 12345678910

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

Annual Meeting of Shareholders, April 28, 2017

HOLDERS OF COMMON SHARES

By signing below, you, as a holder of common shares of Putnam Municipal Opportunities Trust, appoint Trustees George Putnam, III and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund common shares on your behalf at the meeting of shareholders of Putnam Municipal Opportunities Trust. The meeting will take place on April 28, 2017 at 12:30 p.m., Boston time, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your common shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not vote on a specific proposal, your common shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment or postponement of the meeting.

Please be sure to sign and date here:

Signature(s) **Date**

If you have any questions about how to vote your proxy or about the meeting please call toll-free **1-877-536-1562**. Representatives are available to assist you Monday through Friday from 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement for this meeting is available at: www.proxyonline.com/docs/putnamfunds2017.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears on this card (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

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SIGNATURE (AND TITLE IF APPLICABLE) DATE

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SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1A & 1B.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE **FOR** FIXING THE NUMBER OF TRUSTEES AT 12.	**FOR**	**AGAINST**	**ABSTAIN**
1A. Fixing the number of Trustees at 12.	○	○	○

THE TRUSTEES RECOMMEND A VOTE **FOR ALL** NOMINEES.

1B. Electing your fund's 10 nominees for Trustees.	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT***
Nominees: 01) Liaquat Ahamed, 02) Ravi Akhoury, 03) Barbara M. Baumann, 04) Jameson A. Baxter, 05) Katinka Domotorffy, 06) Catharine Hill, 07) Paul L. Joskow, 08) Kenneth R. Leibler, 09) Robert L. Reynolds, 10) Manoj Singh	○	○	○

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

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PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT.
PLEASE CAST YOUR PROXY VOTE *TODAY!*

PROXY VOTING OPTIONS

1. **ONLINE** at **proxyonline.com** using your proxy control number found below

2. By **PHONE** when you dial toll-free 1-877-536-1562 to reach an automated touchtone voting line

3. **MAIL** your signed and voted proxy back in the postage paid envelope provided

CONTROL NUMBER **12345678910**

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

Annual Meeting of Shareholders, April 28, 2017

HOLDERS OF PREFERRED SHARES

By signing below, you, as a holder of preferred shares of Putnam Municipal Opportunities Trust, appoint Trustees Robert E. Patterson and George Putnam, III, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund preferred shares on your behalf at the meeting of shareholders of Putnam Municipal Opportunities Trust. The meeting will take place on April 28, 2017 at 12:30 p.m., Boston time, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your preferred shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not vote on a specific proposal, your preferred shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment or postponement of the meeting.

Please be sure to sign and date here:

Signature(s) **Date**

If you have any questions about how to vote your proxy or about the meeting please call toll-free **1-877-536-1562**. Representatives are available to assist you Monday through Friday from 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement for this meeting is available at: www.proxyonline.com/docs/putnamfunds2017.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears on this card (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1A & 1B.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE **FOR** FIXING THE NUMBER OF TRUSTEES AT 12.	**FOR**	**AGAINST**	**ABSTAIN**
1A. Fixing the number of Trustees at 12.	○	○	○

THE TRUSTEES RECOMMEND A VOTE **FOR ALL** NOMINEES.

1B. Electing your fund's 12 nominees for Trustees.	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT***
Nominees: 01) Liaquat Ahamed 05) Katinka Domotorffy 09) Robert E. Patterson 02) Ravi Akhoury 06) Catharine Hill 10) George Putnam, III 03) Barbara M. Baumann 07) Paul L. Joskow 11) Robert L. Reynolds 04) Jameson A. Baxter 08) Kenneth R. Leibler 12) Manoj Singh	○	○	○

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

____

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]